UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2024
_____________________

LUNA INNOVATIONS INCORPORATED
(Exact name of registrant as specified in its charter)
_____________________

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 1st Street SW, Suite 200 Roanoke, VA	24011
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 730-0360
N/A
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LUNA	Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

A Special Committee of the Board of Directors (the “Board”) of Luna Innovations Incorporated (the “Company”) is conducting an independent review, with the assistance of external legal and financial advisors, of certain transactions for which revenue was recognized in the second and third quarters of 2023 that did not qualify for revenue recognition under U.S. generally accepted accounting principles. The Special Committee is examining the circumstances surrounding these issues and is evaluating, among other things, the Company’s disclosure controls and internal control over financial reporting and whether changes in accounting policies or other policies are necessary.

While the independent review is ongoing, on March 12, 2024, the Audit Committee (the “Audit Committee”) of the Board, based on preliminary findings of the review, and after consultation with, the Company’s management and the Special Committee’s external legal and financial advisors, concluded that the Company’s previously issued unaudited interim condensed consolidated financial statements for the quarters ended June 30, 2023, and September 30, 2023, as previously filed with the Securities and Exchange Commission (the “SEC”), should no longer be relied upon and should be restated.

In connection with the independent review, the Company has identified material weaknesses in its internal control over financial reporting that existed as of June 30, 2023, and September 30, 2023, and has re-evaluated the effectiveness of the Company’s disclosure controls and procedures as of those dates. Based on this assessment, the Company’s disclosure controls and procedures were ineffective for the quarters ended June 30, 2023, and September 30, 2023. The Company is continuing to evaluate its internal control over financial reporting and will report its remediation plan and further information regarding the material weaknesses when it reports its restated results for the affected periods.

As the independent review remains ongoing, the Company has not yet determined the full extent of the impact on the second and third quarters of 2023 and whether and to what extent there may be an impact on financial statements for any other periods.

The Company’s management and the Audit Committee have discussed the matters disclosed in this current report on Form 8-K with Ernst & Young LLP, the Company’s independent registered public accounting firm.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “anticipate,” “will,” “expect” “potential,” and similar terms and phrases are used in this Form 12b-25 to identify forward-looking statements, including expectations regarding the ongoing review being overseen by the Special Committee, the impacts of the results of the independent review, including the extent of any impact on the Company’s reported historical financial statements, the expected timing of the Company’s filing of its Form 10-K and the determinations with respect to necessary changes in accounting or other policies resulting from the review. These forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the Company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, the review being overseen by the Special Committee is still ongoing, the determinations with respect to the degree of transactions and relevant financial reporting periods implicated thereby, the resulting effects on the Company’s reported financial results and the delay in the Company’s reporting of its financial results and filing of its Form 10-K with the SEC, as well as the risks and uncertainties set forth in the sections entitled “Risk Factors” in the Company's Quarterly Reports on Form 10-Q for the quarter ended September 30, 2023, as well as subsequent filings with the SEC. The statements made in this filing are based on information available to the Company as of the date of this filing and the Company undertakes no obligation to update any of the forward-looking statements after the date of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated By: /s/ Scott A. Graeff
Scott A. Graeff President and Chief Executive Officer
Date: March 12, 2024